UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 18, 2008

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33008 (Commission File Number)	98-0221142 (IRS Employer Identification #)
Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

(703) 964-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure provided in Item 5.02 below is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The disclosure provided in Item 5.02 below is incorporated herein by reference.

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

Resignation of Officer. On December 18, 2008, the Company entered into a Separation Agreement and General Release (“Separation Agreement”) and Consulting Agreement with Dennis Schmitt, pursuant to which Mr. Schmitt resigned in his capacity as Senior Vice President, Finance of the Company effective as of December 31, 2008, and was engaged to serve as a consultant to the Company effective as of January 1, 2009.  Mr. Schmitt’s Letter Agreement with the Company dated April 30, 2004 is terminated effective as of December 31, 2008.

Pursuant to the Separation Agreement, Mr. Schmitt will receive a one-time severance payment of $47,802.  In addition, Mr. Schmitt’s stock options and restricted stock awards will continue vesting in accordance with the original vesting schedules for so long as he continues to serve the Company as a consultant.  To the extent Mr. Schmitt remains a director for any of the Company’s subsidiaries after March 31, 2009, he will be entitled to a payment of $2,000 per month.  The Separation Agreement also contains covenants relating to non-competition, non-disparagement and confidentiality as well as a general release of the Company.

In conjunction with executing the Separation Agreement, the Company and Mr. Schmitt entered into a Consulting Agreement, effective January 1, 2009.  Pursuant to the terms of the Consulting Agreement, Mr. Schmitt will receive compensation equal to $20,323 per month for the term of the Consulting Agreement, which terminates on March 31, 2009 unless terminated earlier pursuant to its terms, and a lump sum payment equal to $48,776 on or before February 15, 2009, and will work for the Company as directed by the Company’s Chief Financial Officer.

The preceding summary of certain provisions of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement dated as of December 18, 2008 by and between ICO Global Communications (Holdings) Limited and Dennis Schmitt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

December 23, 2008	By:	/s/ John L. Flynn
John L. Flynn
Executive Vice President, General Counsel and Corporate Secretary